Exhibit 10.1

First Amendment
to
Bristow Group Inc.

Deferred Compensation Plan

_____________________________

Effective as of December 31, 2018

_____________________________

WHEREAS, Bristow Group Inc. (the “Company”) amended and restated the Bristow Group Inc. Deferred Compensation Plan effective as of August 1, 2008 (the “Plan”); and
WHEREAS, the Company desires to amend the Plan as set forth below; and
WHEREAS, Section 7.1 of the Plan authorizes the board of directors of the Company to make amendments to the Plan.
NOW THEREFORE, in consideration of the above premises, the Company hereby amends the Plan in accordance with this First Amendment, effective as of December 31, 2018:

1.	Each of Sections 2.10, 2.22 and 4.5 in the Table of Contents shall be deleted in their entirety and replaced with “[Reserved]”.

2.	Section 2.10 shall be deleted in its entirety and replaced with “[Reserved]”.

3.	Section 2.17 shall be deleted in its entirety and replaced with the following:
2.17    Distribution Election(s)
Distribution Election(s) means the written or electronic election by the Participant of the form of distribution of such Participant’s Discretionary Contribution Account, as described in Section 4.4.

4.	Section 2.22 shall be deleted in its entirety and replaced with “[Reserved]”.

5.	Paragraph (a) of Section 3.3 shall be amended by deleting the phrase “, Employer Contributions” therein.

6.	Section 4.1 shall be amended by replacing the phrase “Employer Contributions” therein with the phrase “any other contributions by the Company”.

7.	Section 4.5 shall be deleted in its entirety and replaced with “[Reserved]”.

8.	Section 4.8 shall be deleted in its entirety and replaced with the following:
4.8    Errors in Accounts
If an error or omission is discovered in the Account of any Participant, or in the amount of a Participant’s Deferral Contributions, Discretionary Contributions or other contributions previously made by the Company, the Company in its sole discretion, shall cause appropriate, equitable adjustments to be made as soon as administratively practicable following the discovery of such error or omission.

9.	Paragraph (c) of Section 4.9 shall be amended by deleting the phrase “, Employer Contributions” therein.

10.	Paragraph (c) of Section 6.3 shall be amended by deleting the phrase “and Employer Contribution Account” therein.

11.	Section 6.4 shall be amended by deleting the phrase “Employer Contribution Account and” therein.

12.	Clause (b) of Section 9.1 shall be amended by replacing the phrase “Employer contributions” therein with the phrase “Discretionary Contributions”.

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IN WITNESS WHEREOF, the Company has executed this First Amendment to the Plan effective as of the 31st day of December, 2018.

BRISTOW GROUP INC.
By:	/s/ E. H. Underwood III
Name:	E. H. Underwood III
Title:	Interim General Counsel

Signature Page to First Amendment to
Bristow Group Inc. Deferred Compensation Plan